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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                Koss Corporation
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                (Name of Registrant as Specified in Its Charter)

                          Richard W. Silverthorn, Esq.
                          Whyte Hirschboeck Dudek S.C.
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Dear Stockholder,

         We would like you to take special note of the change of address for our Annual Meeting this year. The meeting is scheduled to take place at the Milwaukee River Hilton in Glendale at 4700 N. Port Washington Rd. at 9:00 a.m.

         As many of you are aware, stockholder attendance at this meeting has been diminishing to the point that our staff and guests out number the handful of stockholders. In addition, there are obvious limitations related to our presentations concerning forward-looking statements about our Company's future. We have therefore decided to limit the meeting to the items noted on your proxy, including, the election of directors and the ratification of our auditors for another year.

         We are not planning to make any presentations, or special speeches about the fiscal year. Our press releases, filings and Annual Reports have handled this more than adequately.

         To be clear, we will assemble to address the items required and noted in advance on the proxy. We will not be serving refreshments or demonstrating products. We anticipate that the meeting will be concluded in less than thirty minutes.

         If you have any questions you may feel free to direct them to the Chair at the conclusion of the meeting, or to us directly at the Koss Corporation at any time. You may phone the headquarters with your questions or email our CEO directly at mjkoss@koss.com.

Thanks for your support,


John C. Koss                                 Michael J. Koss
Chairman and Founder                         President & CEO
                                             Vice Chairman